GOODWILL	12 Months Ended
Dec. 31, 2020
GOODWILL [abstract]
Disclosure of goodwill

1.               GOODWILL

RMB’000

Year ended December 31, 2019 and 2020
Opening net book amount	281,255
Additions	-
Impairment	-
Closing net book amount	281,255

At December 31, 2019 and 2020
Cost	281,255
Accumulated impairment	-
Net book amount	281,255

On December 31, 2020 and 2019, the outstanding balance of goodwill arose from the excess of a purchase consideration paid by the Company over the aggregate fair values of the identifiable assets, liabilities and contingent liabilities of the Yangcheng Railway Business acquired by the Company in 2007.

On January 1, 2009, the Group integrated the Yangcheng Railway Business with the Group’s railway business in order to improve the operation efficiency. As a result, the management considers that the Yangcheng Railway Business and the Group’s other railway business (collectively the "Combined Railway Transportation Business") represents the lowest level of CGUs within the Group at which goodwill is monitored for internal management purposes. As a result, the goodwill balance has been allocated to the CGU comprising the Combined Railway Transportation Business.

The recoverable amount of the CGU is determined based on higher of value-in-use and fair value less costs to sell. These calculations use pre-tax cash flow projections based on financial forecasts prepared by management covering a five-year period. Cash flows beyond the five-years period are extrapolated using the estimated growth rates stated below.

Goodwill is allocated to CGU for the purpose of impairment testing, by comparing the carrying amount with the recoverable amount of Combined Railway Transportation Business. If the recoverable amount is lower than the carrying amount, the difference is recognized directly in profit or loss. The allocation is not changed in 2020.

In 2020, the Group’s Combined Railway Transportation Business was greatly affected by the COVID-19 outbreak and the relevant control and prevention measures. Based on the assessment result, there is no need to recognize impairment charges against goodwill.

By taking into consideration of the uncertainly of the development of COVID-19 outbreak and the relevant control and prevention measures, the Group estimated the growth rate and gross margin based on past experience and its expectations for the market development. The management expect the impact of the COVID-19 epidemic on the Group’s business would recover in the coming 1-2 years, and the revenue growth rate within the five-year period would reach up to 32%. Cash flows beyond the five-year period are extrapolated using the estimated growth rates, which doesn’t exceed the long-term average growth rate of the industry. The discount rate used is pre-tax and reflect specific risks relating to the railway transportation business segment.

As at December 31, 2020, the recoverable amount calculated based on value-in-use exceeded carrying value of the CGU by RMB3,937 million (2019: RMB4,997 million).

The key assumptions used for value-in-use calculations are as follows:

Railroad business	2019	2020

Revenue growth rate (within the five-year period)	8%	8% - 32%
Long-term growth rate (beyond the five-year period)	2%	3%
Gross margin	8% - 16%	3% - 8%
Pre-tax discount rate	12%	12%

Even if the long-term growth rate used in the value-in-use calculation for the CGU in Combined Railway Transportation Business had been 10% lower than management’s estimates as at December 31, 2020, the Group would not need to recognize impairment charges against goodwill.

Even if the estimated pre-tax discount rate applied to the discounted cash flows for the CGU in Combined Railway Transportation Business had been 1% higher than management’s estimates as at December 31, 2020, the Group would not need to recognize impairment charges against goodwill.